Number	Shares

COMMON STOCK

HARRIS & HARRIS GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 413833 10 4

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF

HARRIS & HARRIS GROUP, INC transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and any lawful amendment thereto.

This Certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL]

DATED:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
BY	TRANSFER AGENT AND REGISTRAR

/s/ Susan T. Harris            /s/ Douglas W. Jamison

AUTHORIZED SIGNATURE  SECRETARY        PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT— ..................... Custodian .....................
TEN ENT - as tenants by the entireties                                                                     (Cust)                      (Minor)
JT TEN  - as joint tenants with right of survivorship                                   under Uniform Gifts to Minors
                                  and not as tenants in common                                                        Act .......................................................
                                                                                           (State)

Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

______________________________________________________________ Shares represented by the Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________

X ____________________________________________________________________

X ____________________________________________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND THE SAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.